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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 33-47133 and No. 333-24337) of Corning, Inc. of our report dated May 10, 2002, except for the last paragraph of Note 3 as to which the date is June 14, 2002, relating to the financial statements of the Corning Cable Systems Investment Plan, which appears in this Form 11-K for the year ended December 31, 2001.

Charlotte, North Carolina
June 26, 2002